Exhibit 99.2

BRE Properties, Inc.

Second Quarter 2012

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Financial and Operating Highlights

Second Quarter 2012

(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results

	Quarter ending June 30,
	2012	2011
Total revenues (1)	$98,123	$91,369
Total real estate expenses (1)	$30,875	$29,232
G&A expense	$6,211	$5,159
EBITDA (2)	$62,574	$59,563
Interest expense	$16,272	$18,739
Net income	$28,696	$6,172
Funds from operations (2)	$45,790	$34,853
Net income per share (3)	$0.37	$0.09
FFO per share (2), (3)	$0.59	$0.49

	Six Months ending June 30,
	2012	2011
Total revenues (1)	$194,743	$179,858
Total real estate expenses (1)	$61,725	$57,824
G&A expense	$12,058	$10,394
EBITDA (2)	$123,948	$116,788
Interest expense	$33,490	$38,487
Net income	$46,804	$15,816
Funds from operations (2)	$89,425	$69,635
Net income per share (3)	$0.61	$0.23
FFO per share (2), (3)	$1.17	$1.01

Financial Metrics

	Quarter ending June 30,
	2012	2011
Debt-to-EBITDA	6.7x	6.8x
Debt plus preferred stock-to-EBITDA	6.9x	7.2x
Debt-to-total market capitalization	30.2%	29.9%
Debt-to-gross assets	40.2%	40.8%
Secured debt-to-gross assets	19.8%	20.2%
Interest coverage ratio (4)	2.9x	2.7x
Fixed charge coverage ratio (4)	2.8x	2.3x

Capitalization

BRE common share price, 3/31/12	$50.55
BRE common share price, 6/30/12	$50.02
Common shares and units—Outstanding
Period End (excluding dilutive equity awards)	76,796
Total funded debt	$1,683,481
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,841,336
Total market capitalization	$5,578,810
Total assets (gross)	$4,184,649

Same-Store Operating Results

	Quarter ending June 30,

	2012	2011
Revenue growth (%)	5.1%	2.9%	(5)
Expense growth (%)	4.1%	-0.4%	(5)
NOI growth (%)	5.6%	4.4%	(5)
Operating margin	68.7%	68.4%
Occupancy (avg. physical)	95.4%	95.7%
Annualized turnover ratio	64.8%	63.6%

	Six Months ending June 30,
	2012	2011
Revenue growth (%)	5.5%	2.2%	(5)
Expense growth (%)	4.0%	0.0%	(5)
NOI growth (%)	6.2%	3.2%	(5)
Operating margin	68.7%	68.2%
Occupancy (avg. physical)	95.4%	95.4%
Annual turnover ratio	59.9%	58.7%

Non Same-Store Operating Results
	Quarter ending June 30,

	2012	2011
Revenues	$6,935	$4,666
NOI	$4,857	$3,145
Occupancy (avg. physical)	96.1%	93.0%
Gross asset value	$298,287	$240,444
Homes	1,362	1,212 (6)

	Six months ending June 30,

	2012	2011
Revenues	$13,690	$8,160
NOI	$9,312	$5,506
Occupancy (avg. physical)	95.7%	91.9%

Community Information

As of June 30, 2012
	Communities	Homes	NOI % (7)
Operating:
Wholly or majority owned
Same-store	70	19,878	91%
Non same-store	5	1,362	8%

Total	75	21,240	99%
Joint venture	11	3,592	1%
Development Pipeline:
Under construction	4	1,260
Land owned for development	4	1,265
Land under contract	2	621

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(5)	For comparison purposes, 2012 data represents results for same-store pool established 1/1/2012; 2011 data represents results for same-store pool established 1/1/2011.
(6)	Represents Q2’12 non-same-store homes present as of Q2’11.
(7)	Represents percentage of total NOI for the six months ended June 30, 2012.

BRE Properties, Inc.

Consolidated Balance Sheets

Second Quarter 2012

(Unaudited, dollar amounts in thousands except per share data)

	June 30, 2012	December 31, 2011
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental communities	$3,630,399	$3,607,045
Construction in progress	310,231	246,347
Less: accumulated depreciation	(775,909)	(729,151)

	3,164,721	3,124,241

Equity in real estate joint ventures:
Investments	62,118	63,313
Land under development	124,288	101,023

Total real estate portfolio	3,351,127	3,288,577
Cash	2,968	9,600
Other assets	54,645	54,444

TOTAL ASSETS	$3,408,740	$3,352,621

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$690,018	$724,957
Unsecured line of credit	251,000	129,000
Mortgage loans payable	742,463	808,714
Accounts payable and accrued expenses	65,715	63,273

Total liabilities	1,749,196	1,725,944

Redeemable and other noncontrolling interests	8,107	16,228

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at June 30, 2012 and December 31, 2011, respectively.	22	22
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 76,795,641 and 75,556,167 at June 30, 2012 and December 31, 2011, respectively.	768	756
Additional paid-in capital	1,650,647	1,609,671

Total shareholders’ equity	1,651,437	1,610,449

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$3,408,740	$3,352,621

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Six Months Ended June 30, 2012 and 2011

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 6/30/12	Quarter ended 6/30/11	Six months ended 6/30/12	Six months ended 6/30/11
REVENUES
Rental income	$94,299	$87,913	$187,201	$173,234
Ancillary income	3,824	3,456	7,542	6,624

Total revenues	98,123	91,369	194,743	179,858

EXPENSES
Real estate	$30,875	$29,232	$61,725	$57,824
Provision for depreciation	24,850	27,421	49,825	51,311
Interest	16,272	18,739	33,490	38,487
General and administrative	6,211	5,159	12,058	10,394
Other expenses (1)	—	111	—	254

Total expenses	78,208	80,662	157,098	158,270
Other income	706	597	1,225	1,202
Net income before noncontrolling interests, partnership income and discontinued operations	20,621	11,304	38,870	22,790
Income from unconsolidated entities	728	731	1,456	1,372

Income from continuing operations	21,349	12,035	40,326	24,162
Discontinued operations:
Discontinued operations, net (2)	84	741	231	1,547
Net gain on sales of discontinued operations	8,279	—	8,279	—

Income from discontinued operations	8,363	741	8,510	1,547
NET INCOME	$29,712	$12,776	$48,836	$25,709

Redeemable and other noncontrolling interest in income	105	335	210	671
Redemption related preferred stock issuance cost	—	3,616	—	3,616
Dividends attributable to preferred stock	911	2,653	1,822	5,606

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$28,696	$6,172	$46,804	$15,816

Net income per common share—basic	$0.37	$0.09	$0.61	$0.23

Net income per common share—diluted	$0.37	$0.09	$0.61	$0.23

Weighted average shares outstanding—basic (3)	76,735	70,025	76,323	67,760

Weighted average shares outstanding—diluted (3)	77,070	70,285	76,700	68,190

(1)	For the quarter and six months ended June 30, 2011, Other expenses included $111,000 and $254,000, respectively, related to acquisition costs.
(2)	Includes one community sold during 2012 and two communities sold during 2011.

	Quarter ended 6/30/12	Quarter ended 6/30/11	Six months ended 6/30/12	Six months ended 6/30/11
Rental and ancillary income	$175	$2,094	$498	$4,210
Real estate expenses	(72)	(837)	(191)	(1,636)
Provision for depreciation	(19)	(516)	(76)	(1,027)

Income from discontinued operations, net	$84	$741	$231	$1,547

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011
REVENUES
Rental income	$94,299	$92,902	$92,033	$91,036	$87,913
Ancillary income	3,824	3,718	3,629	3,532	3,456

Total revenues	98,123	96,620	95,662	94,568	91,369
EXPENSES
Real estate	$30,875	$30,850	$30,149	$30,773	$29,232
Provision for depreciation	24,850	24,975	25,616	25,413	27,421
Interest	16,272	17,218	18,103	18,374	18,739
General and administrative	6,211	5,847	5,697	5,678	5,159
Other expenses	—	—	—	149	111

Total expenses	78,208	78,890	79,565	80,387	80,662
Other income	706	520	657	677	597

Income from continuing operations and discontinued operations	20,621	18,250	16,754	14,858	11,304
Income from unconsolidated entities	728	727	726	791	731
Net gain on sale of unconsolidated entities	—	—	2,022	2,248	—

Income from continuing operations	21,349	18,977	19,502	17,897	12,035
Discontinued operations:
Discontinued operations, net (1)	84	147	659	799	741
Net gain on sales of discontinued operations	8,279	—	14,489	—	—

Income from discontinued operations	8,363	147	15,148	799	741

NET INCOME	$29,712	$19,124	$34,650	$18,696	$12,776
Redeemable and other noncontrolling interest in income	105	105	165	332	335
Redemption related preferred stock issuance cost	—	—	—	155	3,616
Dividends attributable to preferred stock	911	911	911	1,138	2,653

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$28,696	$18,108	$33,574	$17,071	$6,172

Net income per common share—basic	$0.37	$0.24	$0.45	$0.23	$0.09

Net income per common share—diluted	$0.37	$0.24	$0.44	$0.23	$0.09

Weighted average shares outstanding—basic (2)	76,735	76,000	75,415	74,965	70,025

Weighted average shares outstanding—diluted (2)	77,070	76,380	75,830	75,390	70,285

(1)	Details of earnings from discontinued operations, net:

	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011
Rental and ancillary income	$175	$324	$1,246	$2,080	$2,094
Real estate expenses	(72)	(120)	(531)	(763)	(837)
Provision for depreciation	(19)	(57)	(56)	(518)	(516)

Income from discontinued operations, net	$84	$147	$659	$799	$741

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Jun. 30, 2011
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$28,696	$18,108	$33,574	$17,071	$6,172
Add back/ exclude:
Depreciation from continuing operations	24,850	24,975	25,616	25,413	27,421
Depreciation from discontinued operations	19	57	56	518	516
Redeemable and other noncontrolling interest in income	105	105	165	332	335
Depreciation from unconsolidated entities	504	495	512	519	514
Net (gain) on sales from unconsolidated entity	—	—	(2,022)	(2,248)	—
Net (gain) on sales of discontinued operations	(8,279)	—	(14,489)	—	—
Less: Other noncontrolling interests in income not convertible to common	(105)	(105)	(105)	(105)	(105)

FUNDS FROM OPERATIONS (1)	$45,790	$43,635	$43,307	$41,500	$34,853

Weighted average shares and equivalents outstanding—diluted	77,070	76,440	76,100	76,000	70,900

Funds from operations (per share)—diluted	$0.59	$0.57	$0.57	$0.55	$0.49

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.

NON OPERATING EXPENSE ITEMS INCLUDED IN FFO	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Jun. 30, 2011
Acquisition costs	—	—	—	$149	$111

Acquisition costs—per share	$0.00	$0.00	$0.00	$0.00	$0.00
Redemption related preferred stock issuance cost	—	—	—	$155	$3,616

Redemption related preferred stock issuance cost—per share	$0.00	$0.00	$0.00	$0.00	$0.05

CAPITAL EXPENDITURES	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30 2011	June 30, 2011
Recurring capital expenditures	$5,496	$2,537	$6,033	$5,183	$4,990

Average apartment homes in period	21,288	21,336	21,654	21,946	21,622
Capital expenditures per apartment home in period	$258	$119	$279	$236	$231
Capital expenditures per apartment home-trailing four quarters	$892	$865	$977	$1,028	$1,051
Revenue enhancing rehabilitation and other	$8,922	$3,760	$6,982	$3,756	$3,472

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended June 30, 2012 and 2011

(Dollar amounts in thousands)

			Revenues			Expenses
Region	No. of Communities	No. of Homes	Q2’12	Q2’11	% Change	Q2’12	Q2’11	% Change
California
San Diego	13	4,056	$18,499	$18,208	1.6%	$5,615	$5,369	4.6%
Inland Empire	5	1,173	4,891	4,782	2.3%	1,557	1,509	3.2%
Orange County	11	3,349	15,098	14,557	3.7%	4,695	4,625	1.5%
Los Angeles	13	3,047	15,664	14,814	5.7%	5,008	4,895	2.3%
San Francisco Bay Area	12	3,495	19,193	17,755	8.1%	5,289	5,000	5.8%

Subtotal; California	54	15,120	$73,345	$70,116	4.6%	$22,164	$21,398	3.6%

Washington
Seattle	13	3,456	13,437	12,419	8.2%	4,784	4,513	6.0%
Non-Core Markets (1)	3	1,302	3,920	3,771	4.0%	1,443	1,372	5.2%

Total Same-Store (2)	70	19,878	$90,702	$86,306	5.1%	$28,391	$27,283	4.1%

			Net Operating Income
Region	No. of Communities	No. of Homes	Q2’12	Q2’11	% Change	% of Total
California
San Diego	13	4,056	$12,884	$12,839	0.4%	20.7%
Inland Empire	5	1,173	3,334	3,273	1.9%	5.4%
Orange County	11	3,349	10,403	9,932	4.7%	16.7%
Los Angeles	13	3,047	10,656	9,919	7.4%	17.1%
San Francisco Bay Area	12	3,495	13,904	12,755	9.0%	22.3%

Subtotal; California	54	15,120	$51,181	$48,718	5.1%	82.2%

Washington
Seattle	13	3,456	8,653	7,906	9.4%	13.9%
Non-Core Markets (1)	3	1,302	2,477	2,399	3.3%	3.9%

Total Same-Store (2)	70	19,878	$62,311	$59,023	5.6%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary	No. of Communities	No. of Homes	Q2’12	Q2’11	Q2’12	Q2’12
Acquired communities (3)	3	652	$2,303	$955	96.0%	$172,041
Lease up communities (4)	1	270	1,202	947	96.3%	89,539
Rehabilitation communities (5)	1	440	1,352	1,243	96.0%	36,706
Joint venture income (6)	11	3,592	728	731
Commercial and other (7)	n/a	n/a	80	(31)
Other income	n/a	n/a	706	597
Discontinued operations (8)	3	730	103	1,257

Total Non Same-Store	19	5,684	$6,474	$5,699	96.1%	$298,286

Less Communities Sold in 2011 and 2012	(3)	(730)
Total All Homes / NOI	86	24,832	$68,785	$64,722

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two twelve month periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from three communities acquired after January 1, 2011.
(4)	Consists of NOI from one fully delivered community and under lease up.
(5)	Consists of NOI from one community under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multi-family and other real estate expenses. For the three months ended June 30, 2011 other real estate expenses exceeded the NOI from retail and commercial.
(8)	Includes results from one community sold in Q2’12 and two communities sold in 2011.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Six Months Ended June 30, 2012 and 2011

(Dollar amounts in thousands)

			Revenues			Expenses
Region	No. of Communities	No. of Homes	YTD 2012	YTD 2011	% Change	YTD 2012	YTD 2011	% Change
California
San Diego	13	4,056	$36,987	$36,194	2.2%	$11,037	$10,677	3.4%
Inland Empire	5	1,173	9,782	9,544	2.5%	3,093	2,868	7.8%
Orange County	11	3,349	29,986	28,789	4.2%	9,507	9,293	2.3%
Los Angeles	13	3,047	31,206	29,422	6.1%	10,259	10,075	1.8%
San Francisco Bay Area	12	3,495	38,066	34,990	8.8%	10,496	10,131	3.6%

Subtotal; California	54	15,120	$146,027	$138,939	5.1%	$44,392	$43,044	3.1%

Washington
Seattle	13	3,456	26,418	24,430	8.1%	9,219	8,548	7.8%
Non-Core Markets (1)	3	1,302	7,732	7,479	3.4%	2,873	2,732	5.2%

Total Same-Store (2)	70	19,878	$180,177	$170,848	5.5%	$56,484	$54,324	4.0%

			Net Operating Income
Region	No. of Communities	No. of Homes	YTD 2012	YTD 2011	% Change	% of Total
California
San Diego	13	4,056	$25,950	$25,517	1.7%	21.0%
Inland Empire	5	1,173	6,689	6,676	0.2%	5.4%
Orange County	11	3,349	20,479	19,496	5.0%	16.6%
Los Angeles	13	3,047	20,947	19,347	8.3%	16.9%
San Francisco Bay Area	12	3,495	27,570	24,859	10.9%	22.3%

Subtotal; California	54	15,120	$101,635	$95,895	6.0%	82.2%

Washington
Seattle	13	3,456	17,199	15,882	8.3%	13.9%
Non-Core Markets (1)	3	1,302	4,859	4,747	2.4%	3.9%

Total Same-Store (2)	70	19,878	$123,693	$116,524	6.2%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary	No. of Communities	No. of Homes	YTD 2012	YTD 2011	YTD 2012	YTD 2012
Acquired properties (3)	3	652	$4,390	$1,271	95.7%	$172,041
Lease up properties (4)	1	270	2,264	1,753	95.7%	89,539
Rehabilitation properties (5)	1	440	2,656	2,485	95.6%	36,706
Joint venture income (6)	11	3,592	1,456	1,372
Commercial and Other (7)	n/a	n/a	15	1
Other income	n/a	n/a	1,225	1,202
Discontinued operations (8)	3	730	307	2,574

Total Non Same-Store	19	5,684	$12,313	$10,658	95.7%	$298,286

Less Communities Sold in 2011 and 2012	(3)	(730)
Total All Homes / NOI	86	24,832	$136,006	$127,182

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two twelve month periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from three communities acquired after January 1, 2011.
(4)	Consists of NOI from one fully delivered community under lease up.
(5)	Consists of NOI from one community under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multi-family and other real estate expenses.
(8)	Includes results from one community sold in Q2’12 and two communities sold in 2011.

BRE Properties, Inc.

Same Store Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,878 homes)

Quarter Ended June 30, 2012	Q2’12	Q2’11	$ Change	% Change	% of Q2’12 Operating Expenses
Property taxes	$8,185	$7,921	$264	3.3%	28.8%
Insurance	1,192	1,030	162	15.7%	4.2%
Utilities	1,823	2,199	(376)	-17.1%	6.4%
Property management fees (1)	2,944	2,856	88	3.1%	10.4%
Other operating expenses (2)	14,247	13,277	970	7.3%	50.2%

Total operating expenses	$28,391	$27,283	$1,108	4.1%	100.0%

Six Months Ended June 30, 2012	YTD 2012	YTD 2011	$ Change	% Change	% of YTD 2012 Operating Expenses
Property taxes	$16,726	$15,843	$883	5.6%	29.6%
Insurance	2,370	2,055	315	15.3%	4.2%
Utilities	3,829	4,276	(447)	-10.5%	6.8%
Property management fees (1)	5,852	5,567	285	5.1%	10.3%
Other operating expenses (2)	27,707	26,583	1,124	4.2%	49.1%

Total operating expenses	$56,484	$54,324	$2,160	4.0%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE—Quarter Ended June 30, 2012

Joint Ventures	Communities	Regional Breakdown	Homes (3)	BRE equity investment	BRE share of JV Debt
Relationship 1—15% BRE equity ownership	9	Phx. (3) Den. (6)	3,104	$42,310	$—
Relationship 2—35% BRE equity ownership	2	Phx. (1) Sac. (1)	488	19,808	—

Total	11		3,592	$62,118	$—

BRE share	Q2’12	Q2’11	YTD 2012	YTD 2011
Revenues	$1,935	$2,019	$3,829	$4,023
Expenses	703	725	1,374	1,469

Net Operating Income	1,232	1,294	2,455	2,554
Depreciation	504	515	999	1,020
Interest	—	48	—	162

Net Income	$728	$731	$1,456	$1,372
Third party management fees earned	$431	$456	$851	$903

(3)	During the quarter ended December 31, 2011, a joint venture community with 264 homes was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE’s share of the total proceeds totaled $4.7 million. A $2.0 million gain on sale was recorded during the fourth quarter of 2011. During the quarter ended September 30, 2011, a joint venture community with 224 homes was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE’s share of the total proceeds totaled $4.6 million. A $2.3 million gain on sale was recorded during the third quarter of 2011.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

California	Q2’12	Q1’12	Q4’11	Q3’11	Q2’11
San Diego	0.1%	-0.1%	-0.3%	1.9%	1.2%
Inland Empire	0.0%	0.1%	1.0%	1.2%	0.4%
Orange County	1.4%	0.5%	1.3%	0.5%	2.3%
Los Angeles	0.8%	0.7%	2.2%	1.9%	1.4%
San Francisco Bay Area	1.7%	2.5%	0.7%	3.0%	3.0%

Subtotal; California	0.9%	0.9%	0.9%	1.9%	1.9%

Washington
Seattle	3.5%	1.8%	0.4%	2.2%	3.4%
Non-Core Markets (1)	2.8%	-0.2%	0.9%	0.3%	1.7%

Total Same Store (3)	1.4%	1.0%	0.8%	1.8%	2.1%

EXPENSES (2)

California	Q2’12	Q1’12	Q4’11	Q3’11	Q2’11
San Diego	3.6%	4.1%	-4.2%	1.3%	1.2%
Inland Empire	1.4%	0.2%	-4.0%	5.8%	11.1%
Orange County	-2.4%	0.3%	-0.4%	4.2%	-0.9%
Los Angeles	-4.6%	8.5%	-10.0%	9.8%	-5.5%
San Francisco Bay Area	1.6%	3.4%	-0.9%	1.6%	-2.6%

Subtotal; California	-0.3%	3.8%	-4.0%	4.3%	-1.1%

Washington
Seattle	7.9%	-2.8%	-0.9%	2.0%	11.8%
Non-Core Markets (1)	1.0%	4.3%	1.0%	-1.2%	0.9%

Total Same Store (3)	1.1%	2.7%	-3.3%	3.6%	0.9%

NET OPERATING INCOME

California	Q2’12	Q1’12	Q4’11	Q3’11	Q2’11
San Diego	-1.4%	-1.7%	1.3%	2.2%	1.3%
Inland Empire	-0.6%	0.0%	3.5%	-0.9%	-3.8%
Orange County	3.2%	0.5%	2.1%	-1.2%	3.9%
Los Angeles	3.5%	-2.8%	9.0%	-2.0%	5.2%
San Francisco Bay Area	1.7%	2.2%	1.3%	3.6%	5.4%

Subtotal; California	1.4%	-0.4%	3.1%	0.8%	3.3%

Washington
Seattle	1.3%	4.4%	1.2%	2.4%	-0.9%
Non-Core Markets (1)	4.0%	-2.7%	0.9%	1.2%	2.1%

Total Same Store (3)	1.5%	0.2%	2.8%	1.0%	2.6%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,878 homes for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes—“Same-Store” Communities

For the period ending June 30, 2012

Q2’12 vs. Q1’12 Change

		Average Revenue per Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q2’12	Q1’12	% Change	Q2’12	Q1’12	% Change	Q2’12	Q1’12	% Change
San Diego	4,056	$1,600	$1,596	0.3%	95.0%	95.2%	-0.2%	$18,499	$18,488	0.1%
Inland Empire	1,173	1,475	1,463	0.8%	94.2%	95.0%	-0.8%	4,891	4,891	0.0%
Orange County	3,349	1,574	1,557	1.1%	95.5%	95.2%	0.3%	15,098	14,889	1.4%
Los Angeles	3,047	1,800	1,779	1.2%	95.2%	95.6%	-0.4%	15,664	15,542	0.8%
San Francisco Bay Area	3,495	1,933	1,889	2.3%	94.7%	95.3%	-0.6%	19,193	18,873	1.7%
Seattle	3,456	1,356	1,310	3.5%	95.6%	95.6%	0.0%	13,437	12,981	3.5%
Non Core Markets	1,302	1,050	1,032	1.8%	95.6%	94.6%	1.0%	3,920	3,812	2.8%

Same Store	19,878	$1,599	$1,574	1.6%	95.1%	95.3%	-0.2%	$90,702	$89,476	1.4%

Q2’12 vs. Q2’11 Change

		Average Revenue per Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q2’12	Q2’11	% Change	Q2’12	Q2’11	% Change	Q2’12	Q2’11	% Change
San Diego	4,056	$1,600	$1,565	2.2%	95.0%	95.6%	-0.6%	$18,499	$18,208	1.6%
Inland Empire	1,173	1,475	1,427	3.4%	94.2%	95.2%	-1.0%	4,891	4,782	2.3%
Orange County	3,349	1,574	1,505	4.6%	95.5%	96.3%	-0.8%	15,098	14,557	3.7%
Los Angeles	3,047	1,800	1,720	4.6%	95.2%	94.2%	1.0%	15,664	14,814	5.7%
San Francisco Bay Area	3,495	1,933	1,775	8.9%	94.7%	95.4%	-0.7%	19,193	17,755	8.1%
Seattle	3,456	1,356	1,249	8.5%	95.6%	95.9%	-0.3%	13,437	12,419	8.2%
Non Core Markets	1,302	1,051	1,016	3.4%	95.5%	95.0%	0.5%	3,920	3,771	4.0%

Same Store	19,878	$1,599	$1,517	5.4%	95.1%	95.4%	-0.3%	$90,702	$86,306	5.1%

YTD 2012 vs. YTD 2011 Change

		Average Revenue per Home(1)			Financial Occupancy (2)			Rental Revenue
	Homes	YTD 6/30/12	YTD 6/30/11	% Change	YTD 6/30/12	YTD 6/30/11	% Change	YTD 6/30/12	YTD 6/30/11	% Change
San Diego	4,056	$1,599	$1,559	2.5%	95.1%	95.4%	-0.3%	$36,987	$36,194	2.2%
Inland Empire	1,173	1,469	1,422	3.2%	94.6%	95.3%	-0.7%	9,782	9,544	2.5%
Orange County	3,349	1,565	1,499	4.4%	95.3%	95.5%	-0.2%	29,986	28,789	4.2%
Los Angeles	3,047	1,789	1,708	4.7%	95.4%	94.2%	1.2%	31,206	29,422	6.1%
San Francisco Bay Area	3,495	1,911	1,753	9.0%	95.0%	95.2%	-0.2%	38,066	34,990	8.8%
Seattle	3,456	1,332	1,233	8.1%	95.6%	95.6%	0.1%	26,418	24,430	8.1%
Non Core Markets	1,302	1,041	1,004	3.7%	95.1%	95.4%	-0.3%	7,732	7,479	3.4%

Same Store	19,878	$1,587	$1,505	5.4%	95.2%	95.2%	0.0%	$180,177	$170,848	5.5%

(1)	Average revenue per home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $62 per home per month for the six month ended June 30, 2012. Amounts reflect the effect of concessions amortized over the average lease term.
(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

BRE communities, Inc.

“Same -Store” Operating Metrics

As of June 30, 2012 and 2011

	No. of Homes	Occupancy (2)		Occupancy (3)		Turnover Ratio (4)		Turnover Ratio (4)
California		Q2’12	Q2’11	YTD’12	YTD’11	Q2’12	Q2’11	YTD’12	YTD’11
San Diego	4,056	94.9%	95.7%	94.9%	95.4%	70%	68%	66%	64%
Inland Empire	1,173	94.2%	95.2%	94.6%	95.3%	71%	61%	61%	56%
Orange County	3,349	95.8%	96.2%	95.5%	95.6%	66%	62%	62%	63%
Los Angeles	3,047	95.4%	94.4%	95.6%	94.5%	66%	67%	63%	58%
San Francisco Bay Area	3,495	95.3%	96.1%	95.4%	95.8%	61%	59%	58%	54%

Subtotal; California	15,120	95.2%	95.6%	95.3%	95.3%	66%	64%	62%	60%

Washington
Seattle	3,456	96.0%	96.0%	95.9%	95.7%	57%	60%	50%	53%
Non-Core Markets (1)	1,302	95.4%	95.5%	95.0%	95.8%	67%	71%	80%	63%

Total/Average Same Store (5)	19,878	95.4%	95.7%	95.4%	95.4%	65%	64%	60%	59%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Represents average physical occupancy for the quarter.
(3)	Represents average physical occupancy for the year to date period.
(4)	Represents the annualized number of homes turned over for the period, divided by the number of homes in the region.
(5)	Consists of stabilized communities owned by BRE since January 1, 2011.

“Same -Store” New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
California	Q2’12	New Leases Effective (6)	Previous Resident Effective (7)	% Change	Q2’12	Renewal Effective (6)	Expiring Effective (8)	% Change	Q2’12	Current Effective (6)	Prior Effective	% Change
San Diego	709	$1,560	$1,550	0.6%	578	$1,564	$1,525	2.5%	1,287	$1,562	$1,539	1.5%
Inland Empire	169	1,428	1,409	1.4%	166	1,433	1,400	2.4%	335	1,430	1,404	1.9%
Orange County	502	1,573	1,512	4.0%	494	1,535	1,484	3.4%	996	1,554	1,498	3.7%
Los Angeles	484	1,851	1,768	4.7%	424	1,841	1,756	4.8%	908	1,846	1,762	4.8%
San Francisco Bay Area	522	1,988	1,819	9.3%	529	1,926	1,805	6.7%	1,051	1,957	1,812	8.0%

Subtotal; California	2,386	$1,706	$1,635	4.3%	2,191	$1,688	$1,619	4.3%	4,577	$1,698	$1,627	4.3%

Washington
Seattle	487	1,423	1,253	13.6%	647	1,303	1,231	5.8%	1,134	1,354	1,241	9.2%
Non-Core Markets	212	1,017	1,015	0.2%	202	1,028	1,001	2.7%	414	1,022	1,008	1.4%

Total Same Store (9)	3,085	$1,614	$1,532	5.3%	3,040	$1,562	$1,495	4.5%	6,125	$1,588	$1,514	4.9%

(6)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(7)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(8)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(9)	The Q2’12 total same-store pool consists of 19,878 homes.

BRE Properties, Inc.

Debt Summary as of June 30, 2012

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt				Weighted Avg. Rate(1)		% of Debt
	Amortization	Balloon	Floating		Fixed	Total
Year
2012	$491	$—	$—		$—	$491	5.55%		0.0%
2013	872	29,639	—		40,018	70,529	6.48%		4.2%
2014	3,839	—	—		50,000	53,839	4.82%		3.2%
2015	7,962	—	251,000	(2)	—	258,962	3.31	%(3)	15.4%
2016	9,041	—	—		—	9,041	5.65%		0.5%
2017	9,307	—	—		300,000	309,307	5.61%		18.4%
2018	9,853	—	—		—	9,853	5.65%		0.6%
2019	6,492	317,975	—		—	324,467	5.60%		19.3%
2020	3,346	343,646	—		—	346,992	5.62%		20.6%
2021	—	—	—		300,000	300,000	5.31%		17.8%

Total	$51,203	$691,260	$251,000		$690,018	$1,683,481	5.21%		100%

WEIGHTED AVERAGE COST OF DEBT

	Balance		Weighted Avg. Term	Weighted Avg. Rate		Percentage Total Debt
Fixed Rate
Unsecured	$690,018		6.00	5.51%		41.0%
Secured	742,463		6.49	5.61%		44.1%

	$1,432,481		6.25	5.56%		85.1%
Floating Rate
Unsecured	251,000	(2)	2.76	3.23	%(3)	14.9%
Total debt	$1,683,481		5.73	5.21%		100.0%

CAPITALIZED INTEREST

	Q2 2012	Q2 2011
Capitalized Interest	$5,369	$3,554

	YTD 2012	YTD 2011
Capitalized Interest	$10,218	$6,286

SENIOR UNSECURED DEBT RATING

As of July 31, 2012

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(stable)
Fitch	BBB	(positive)

SUMMARY OF COMPLIANCE—Senior Unsecured Notes

	Requirement	Actual
Total Debt to Gross Assets	<60%	40%
Debt Service Test	>1.5	2.74
Total Secured Debt to Total Assets	<40%	18%
Total Unecumbered Assets to Unsecured Debt	>1.5	3.28

SUMMARY OF COMPLIANCE—Line of Credit

	Requirement	Actual
Leverage Ratio	<60%	36%
Maximum Secured Indebtness	<40%	15%
Minimum Unsecured Leverage	>1.65	3.70
Minimum Fixed Charge Coverage	>1.5	2.70

SUMMARY OF PREFERRED SHARES

Q2 2012
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

(1) Represents the weighted average effective interest rates (includes amortized issuance costs) of BRE’s debt maturities in the year in which they become due.

(2) Outstanding balance under the $750 million senior unsecured line of credit priced at LIBOR plus 120 bp plus an annual 20 bps facility fee on the capacity of the facility, maturing on April 3, 2015.

(3)	Rate includes amortization of all fees associated with the facility (including upfront and annual fees).

BRE Properties, Inc.

Development Summary

June 30, 2012

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Homes	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (2)	Final CO (2)
Lawrence Station(1)
Sunnyvale, CA	336	$89.4	$110.0	$20.6	Wrap	Q2’12	Q1’13
Aviara (3)
Mercer Island, WA	166	20.4	44.5	24.1	Podium	Q1’13	Q2’13
Solstice
Sunnyvale, CA	280	55.4	121.9	66.5	Podium	Q4’13	Q1’14
Wilshire La Brea
Los Angeles, CA	478	153.9	277.3	123.4	Podium	Q4’13	Q4’14

Total CIP	1,260	$319.1	$553.7	$234.6

LAND UNDER DEVELOPMENT (4)	Number of Homes	Cost Incurred	Estimated Cost (5)	Balance to Fund	Product Type	Estimated Start Date
Mission Bay (6)
San Francisco, CA	360	$54.2	TBR	TBR	Podium	2H ’12
Pleasanton I
Pleasanton, CA	254	19.5	TBR	TBR	Garden	TBD
Pleasanton II(7)
Pleasanton, CA	251	13.2	TBR	TBR	Garden	TBD
Park Viridian II
Anaheim, CA	400	37.4	TBR	TBR	Garden	TBD

Total Land Owned	1,265	$124.3	$513.2	$388.9

LAND UNDER CONTRACT (8)	Number of Homes	Cost Incurred (9)	Estimated Cost (5)	Balance to Fund	Product Type
Redwood City
Redwood City, CA	263	$4.7	TBR	TBR	Podium
Walnut Creek BART
Walnut Creek, CA	358	11.0	TBR	TBR	Podium

Total	621	$15.7	$236.8	$221.1

(1)	Reflects all recorded costs incurred as of June 30, 2012, recorded on our consolidated balance sheet as “Direct investments in real estate-Construction in progress.” Included in this amount is $8.9 million of costs for the completed units as of June 30, 2012 which, is reflected in our consolidated balance sheet as “Direct Investments in real estate—Investment in rental communities.”
(2)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally received phased certificates of occupancy during the final six to nine months of construction.
(3)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 9-year extension. The annualized GAAP expense is $664,000.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. When construction commences, projects are transferred to construction in progress.
(5)	Reflects the aggregate cost estimates including land. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(6)	Represents two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(7)	During Q2’2012, the company closed on the Pleasanton II land parcel and the land was transferred to land under development.
(8)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(9)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

Note:	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.6 million and are recorded in Other assets.

Exhibit A

BRE Properties, Inc.

Share Analysis as of June 30, 2012

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011	Qtr. Ended 9/30/2011	Qtr. Ended 6/30/2011
Weighted average shares outstanding (1)	76,735	76,000	75,415	74,965	70,025
Weighted average OP units	—	60	270	610	615
Dilutive effect of stock based awards	335	380	415	425	260

Diluted shares—FFO	77,070	76,440	76,100	76,000	70,900
Less: Anti-dilutive OP Units (2)	—	(60)	(270)	(610)	(615)

Diluted shares—EPS(3)	77,070	76,380	75,830	75,390	70,285

Weighted Average	YTD 6/30/2012	YTD 6/30/2011
Weighted average shares outstanding (1)	76,323	67,760
Weighted average OP units	40	620
Dilutive effect of stock based awards	377	430

Diluted shares—FFO	76,740	68,810
Less: Anti-dilutive OP Units (2)	(40)	(620)

Diluted shares—EPS(3)	76,700	68,190

Ending	As of 6/30/2012	As of 3/31/2012	As of 12/31/2011	As of 9/30/2011	As of 6/30/2011
Shares outstanding at end of period	76,796	76,679	75,556	75,266	74,697
OP units at end of period	—	—	160	606	615
Dilutive effect of stock based awards	287	297	446	401	413

Total	77,083	76,976	76,162	76,273	75,725

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011	Qtr. Ended 9/30/2011	Qtr. Ended 6/30/2011
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	2,160	3,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(3)	Represents denominator for shares in the calculation of diluted EPS.

Exhibit B

BRE Properties, Inc.

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 6/30/2012	Quarter Ended 6/30/2011	Six Months Ended 6/30/2012	Six Months Ended 6/30/2011
Net income available to common shareholders	$28,696	$6,172	$46,804	$15,816
Depreciation from continuing operations	24,850	27,421	49,825	51,311
Depreciation from discontinued operations	19	516	76	1,027
Redeemable and other noncontrolling interest in income	105	335	210	671
Depreciation from unconsolidated entities	504	514	999	1,020
Net gain on sales of discontinued operations	(8,279)	—	(8,279)	—
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(105)	(210)	(210)

Funds from operations	$45,790	$34,853	$89,425	$69,635

Diluted shares outstanding—EPS (1)	77,070	70,285	76,700	68,190
Net income per common share—diluted	$0.37	$0.09	$0.61	$0.23

Diluted shares outstanding—FFO (1)	77,070	70,900	76,740	68,810
FFO per common share—diluted	$0.59	$0.49	$1.17	$1.01

(1)	See analysis of weighted average shares and ending shares at Exhibit A.

Exhibit B, continued

BRE Properties, Inc.

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from community dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 6/30/2012	Quarter Ended 6/30/2011	Six Month Ended 6/30/2012	Six Month Ended 6/30/2011
Net income available to common shareholders	$28,696	$6,172	$46,804	$15,816
Interest, including discontinued operations	16,272	18,739	33,490	38,487
Depreciation, including discontinued operations	24,869	27,937	49,901	52,338

EBITDA	69,837	52,848	130,195	106,641
Redeemable and other noncontrolling interest in income	105	335	210	671
Net gain on sales	(8,279)	—	(8,279)	—
Dividends on preferred stock	911	2,653	1,822	5,606
Other expenses	—	111	—	254
Redemption related to preferred stock issuance cost	—	3,616	—	3,616

Adjusted EBITDA	$62,574	$59,563	$123,948	$116,788

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 6/30/2012	Quarter Ended 6/30/2011	Six Month Ended 6/30/2012	Six Month Ended 6/30/2011
Net income available to common shareholders	$28,696	$6,172	$46,804	$15,816
Interest, including discontinued operations	16,272	18,739	33,490	38,487
Depreciation, including discontinued operations	24,869	27,937	49,901	52,338
Redeemable and other noncontrolling interest in income	105	335	210	671
Net gain on sales	(8,279)	—	(8,279)	—
Dividends on preferred stock	911	2,653	1,822	5,606
General and administrative expense	6,211	5,159	12,058	10,394
Other expenses	—	111	—	254
Redemption related to preferred stock issuance cost	—	3,616	—	3,616

NOI	$68,785	$64,722	$136,006	$127,182

Less Non Same-Store NOI	6,474	5,699	12,313	10,658

Same-Store NOI	$62,311	$59,023	$123,693	$116,524